UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2010

FLIR SYSTEMS, INC. (Exact name of registrant as specified in its charter)

OREGON	0-21918	93-0708501
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

27700 SW Parkway Avenue Wilsonville, Oregon 97070 (503) 498-3547

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company’s annual meeting of shareholders was held on April 23, 2010, at which the following persons were elected to the Board of Directors by a vote of shareholders, by the votes and for the terms indicated:

		Vote

		Withheld	Broker	Term
Director	For	Authority	Non-Votes	Ending

John D. Carter	115,531,589	5,334,349	9,570,776	2013
Michael T. Smith	119,452,414	1,413,524	9,570,776	2013
John W. Wood, Jr.	120,165,794	700,144	9,570,776	2013

In addition, the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved by the following votes:

For	Against	Abstain

124,019,374	5,974,102	443,238

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on April 29, 2010.

FLIR SYSTEMS, INC. (Registrant)

By	\s\ Stephen M. Bailey

Stephen M. Bailey
Sr. Vice President, Finance and
Chief Financial Officer